UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 3, 2005 Date of Report (Date of earliest event reported)

NU SKIN ENTERPRISES, INC. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-12421 (Commission File Number)	87-0565309 (IRS Employer Identification Number)

75 West Center Street
Provo, UT 84601
(Address of principal executive offices and zip code)

(801) 345-1000
 (Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01      Entry into a Material Definitive Agreement.

On February 3, 2005, the Compensation Committee of the Board of Directors of Nu Skin Enterprises, Inc. (the “Company”) met and approved the Nu Skin Enterprises, Inc. 2005 Executive Incentive Plan (the “Plan”). The Plan provides for the payment of cash incentive awards on a quarterly as well as a semi-annual basis to the CEO and other key executives of the Company based on performance of the Company compared to certain performance targets.

The Plan is administered by the Compensation Committee. Revenue and operating profit are the measures used under the Plan to establish incentive targets for bonus eligibility. For each quarterly and semi-annual incentive period, the Compensation Committee establishes operating profit and revenue targets at three levels, referred to as “Minimum”, “Budget”, and “Stretch”. Bonus amounts payable under the Plan are based on a certain pre-established percentage of a participant’s salary (“Bonus Percentage Levels”). If Budget targets are met for a particular incentive period, a participant will receive a bonus amount at the Bonus Percentage Level (the “Budget-Level Bonus”). If a Budget target is not met, the bonus amount decreases linearly from the Budget-Level Bonus until reaching 50% of the Budget-Level Bonus at the Minimum target level. No bonus is paid if Minimum operating profit targets are not met. The bonus amount increases linearly above the Budget-Level Bonus to the extent actual revenue or operating profit measures exceed Budget level, until reaching 200% of the Budget-Level Bonus at the Stretch level. Beyond the Stretch level, the bonus amount increases in proportion to the extent to which Stretch targets are exceeded.

The Bonus Percentage Levels are set by the Compensation Committee from time to time. Currently, Bonus Percentage Levels for Plan participants are as follows:

Participant	Bonus Percentage Level (% of salary)
Truman Hunt	80%
Director, President and CEO
Blake Roney	60%
Director, Chairman of the Board
Sandie Tillotson	60%
Director, Senior Vice President
Brooke Roney	60%
Senior Vice President
Ritch Wood	60%
Chief Financial Officer
Corey Lindley	60%

Executive Vice President and
President, Greater China
Robert Conlee	60%
President, North Asia and
President, Nu Skin Japan
Joe Chang	60%
Presdent, Pharmanex division
Lori Bush	60%
President, Nu Skin division
Larry Macfarlane, Jr	50%
President, Big Planet Division
Matthew Dorny	50%
Vice President, General Counsel
Mark Wolfert	50%
Regional Vice President,
Latin America and New Market
Development
Dan Chard	50%
President, Nu Skin Europe
Brett Nelson	50%
Regional Vice President,
Southeast Asia/Pacific
Mark Adams	50%
Chief Administrations Officer
Richard King	50%
Chief Information Officer
Scott Schwerdt	50%
Michael Smith	40%
Vice President of Global Government and Industry Relations
Regional Vice President,
North America and President,NSE
United States
Other Participants:	Range from 30% to 40%

The Plan is attached as Exhibit 99.1 to this report and incorporated by reference.

Item 9.01      Financial Statements and Exhibits.

(c) Exhibit.
99.1	Nu Skin Enterprises, Inc. Amended and Restated Executive Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NU SKIN ENTERPRISES, INC. (Registrant) /s/ Ritch N. Wood Ritch N. Wood Chief Financial Officer

Date: February 9, 2005

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Nu Skin Enterprises, Inc. Amended and Restated Executive Incentive Plan.